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                                                                    EXHIBIT 10.2

                            FORM OF OPTION AGREEMENT
                  RELATING TO THE SECOND AMENDED AND RESTATED
                        1996 EMPLOYEE STOCK OPTION PLAN
                  -------------------------------------------

                          Coinmach Laundry Corporation
                                 55 Lumber Road
                            Roslyn, New York  11576



Name
Address

     Re:  Coinmach Laundry Corporation
          Grant of Non-Qualified Stock Option
          -----------------------------------

Dear ________:

     In consideration of your continued employment with Coinmach Laundry Corporation and/or its wholly-owned subsidiaries (collectively, the "Company"), the Company is pleased to advise you (the "Optionee") that its Board of Directors has granted to you a non-qualified stock option (an "Option"), subject to the terms and conditions of the Company's Second Amended and Restated 1996 Employee Stock Option Plan (the "Plan"), a copy of which is attached hereto.

     1.  Definitions.  Capitalized terms used in this Agreement and not
         -----------
otherwise defined herein shall have the meanings given to such terms in the Plan.

     2.  Option.
         ------

     (a) Term.  Your Option is to purchase up to _______ shares of Class A
         ----
common stock, par value $.01 per share, of the Company (the "Option Shares") at
                                                             -------------
an exercise price per share of $_____ (the "Exercise Price"), payable upon
                                            --------------
exercise as set forth in paragraph 2(b) below. Your Option will expire at the close of business on August 8, 2006, subject to earlier expiration in connection with the termination or ending of your employment for any reason as provided in paragraph 4(b) below and as provided in the Plan (such date of such event, the "Expiration Date").
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     (b) Payment of Option Price.  Subject to paragraph 3 below, your Option may
         -----------------------
be exercised in whole or in part upon payment of an amount (the "Option Price")
                                                                 ------------
equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares to be acquired. Payment of the exercise price shall be made as provided in the Plan.

     (c) Non-Qualified Stock Option.  Your Option is a non-qualified stock
         --------------------------
option and is not intended to be an Incentive Stock Option.
              ---

     3.  Exercisability/Vesting.
         ----------------------

     (a) Normal Vesting. Your Option may be exercised only to the extent it has
         --------------
vested. Except as otherwise provided below, your Option will fully vest and become exercisable with respect to all of your Option Shares in accordance with the vesting schedule set forth below, if and
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only if you are, and have been, continuously employed by the Company from the date of this Agreement through and including the date on which your Option is fully exercised; provided that if you voluntarily retire from the Company prior to such date, such Option may still vest in accordance with the schedule set forth below, subject to the terms and conditions covering retirement in the
Plan:

                         Number of Options Vesting
       Vesting Date         on the Vesting Date
       ------------      -------------------------

     August 8, 1996             [ 20% ]
     August 8, 1997             [ 20% ]
     August 8, 1998             [ 20% ]
     August 8, 1999             [ 20% ]
     August 8, 2000             [ 20% ]

     (b) Death.  If you die while still employed by the Company, then the right
         -----
to exercise all unexpired installments of your Option which have not yet become vested shall be accelerated and the Option shall become fully vested and exercisable as of the date of your death; provided, however, that your estate or
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the person (or persons) to whom your rights under the Option pass by reason of your death, shall have the right to exercise the Option for a period of 90 days after the date of your death and your Option shall expire at the earlier of (i) the end of such 90 day period or (ii) the Expiration Date.

     (c) Permanent Disability.  If you suffer a Permanent Disability while still
         --------------------
employed by the Company, then the right to exercise all unexpired installments of your Option which have not yet become vested shall be accelerated and the Option shall become exercisable as of the date on which you suffer a Permanent Disability; provided, however, that you shall have the right to exercise such
            --------  -------
Option for one year after the date on which you suffer a Permanent Disability, and the Option shall expire at the earlier of (i) the end of such one year period or (ii) the Expiration Date.

     4.  Expiration of Option.
         --------------------

     (a) Normal Expiration.  In no event shall any part of your Option be
         -----------------
exercisable after the Expiration Date set forth in paragraph 2(a) above.

     (b) Expiration Upon Termination of Employment. In the event that your
         -----------------------------------------
employment with the Company is terminated or ends for any reason other than voluntary retirement on or prior to the date on which your Option is fully exercised, your Option shall immediately expire and not be exercisable under any circumstance; provided, however, that any portion of your Option that was vested
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and exercisable on the date your employment with the Company terminated or ended
(for any reason other than for Cause, Permanent Disability, death or voluntary retirement) shall expire 30 days from the date of such termination, but in no event later than the Expiration Date. If your employment with the Company is terminated for Cause, any vested and exercisable portion of your Option will be forfeited as of the date of your termination. If your employment with the Company is terminated due to voluntary retirement, your Option may continue to be vested and become exercisable, subject to the terms and conditions covering retirement in the Plan, for a period of up to three years following the date of your retirement. By your acceptance of this Option, you acknowledge and agree that the Plan provides that if, at any time during your retirement, you engage in conduct that the Committee determines to be detrimental to the Company, your Option is subject to immediate forfeiture without prior notice.

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     5.  Procedure for Exercise.  You may exercise all or any portion of your
         ----------------------
Option, to the extent it has vested and is outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company as provided in the Plan.

     6.  Securities Laws Restrictions and Other Restrictions on Transfer of
         ------------------------------------------------------------------
Option Shares.  You represent that when you exercise your Option you will be
-------------
purchasing Option Shares for your own account and not on behalf of others. You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered under the Securities Act of 1933, as amended (the "Securities Act") and state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

     7.  Transfer Limitations.  Your Option is personal to you and may only be
         --------------------
transferred as a result of your death, testate or intestate, by will or the laws of descent and distribution. It shall be a condition precedent to transfer of your Option that the transferee executes and delivers an agreement acknowledging that such Option has been acquired for investment and not for distribution and is and shall remain subject to this Agreement and the Plan.

     8.  Waiver of Tax Responsibility.  You understand that the Company has
         ----------------------------
assumed no responsibility for advising you as to the tax consequences to you under the Option granted by this Agreement. You should consult with your individual tax advisor concerning the applicability of Federal, state and local tax laws to the Option and to your personal tax circumstances.

     9.  Withholding Tax. Not later than the date as of which an amount first
         ---------------
must be included in your gross income for Federal income tax purposes with respect to the Option, you may be required to pay the Company or make arrangements satisfactory to the Company regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company pursuant to this Agreement shall be conditioned upon such payments or arrangements with the Company, if such payments or arrangements are required, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind (including salary or any other compensation) otherwise due you from the Company.

     10.  Conformity with Plan.  Your Option is intended to conform in all
          --------------------
respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

     11.  Rights of Participants.  Nothing in this Agreement shall confer upon
          ----------------------
you any right or obligation to continue in the employ of the Company or any Subsidiary or shall affect in any

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way the right of the Company or any Subsidiary to terminate your employment with the Company or any Subsidiary at any time, for any reason, with or without Cause.

     12.  Additional Restrictions on Transfer.
          -----------------------------------

     (a) Restricted Legend.  Unless the Option Shares are covered by an
         -----------------
effective registration statement under the Securities Act, the certificates representing the Option Shares will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED
          ON __________ __, 199   AND HAVE NOT BEEN REGISTERED UNDER THE

          SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

          (b) Opinion of Counsel.  You may not sell, transfer or dispose of any
              ------------------
Option Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

          13.  Remedies.  Each party to this Agreement will be entitled to
               --------
enforce its rights under this Agreement, specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          14.  Amendment.  Any provision of this Agreement may be amended or
               ---------
waived only with the prior written consent of the holder of the Option and the Company.

          15.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          16.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

          17.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

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          18.  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Delaware.

          19.  Notices.  All notices, demands or other communications to be
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given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:

          (a)  If to the Optionee:



          (b)  If to the Company:

               Coinmach Laundry Corporation
               55 Lumber Road
               Roslyn, New York  11576
               Attention: Robert M. Doyle

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          20.  Entire Agreement.  This Agreement, together with the Plan,
               ----------------
constitutes the entire understanding between you and the Company and supersedes all other agreements, whether written or oral, with respect to the acquisition by you of Common Stock of the Company.

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          Please execute each of the two enclosed copies of this Agreement in the space below to confirm your understanding and acceptance of the agreements contained in this Agreement.

                                                Very truly yours,


                                                COINMACH LAUNDRY CORPORATION


                                                By: _________________________
                                                    Robert M. Doyle
                                                    Senior Vice President


Attachments: 1.  Additional Copy of this Agreement
             2.  Copy of the Plan



          The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.


Dated as of August 8, 1996

                            OPTIONEE



                            ___________________________________

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